UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 29, 2013

EXPRESS SCRIPTS HOLDING COMPANY

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	001-35490	45-2884094
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Express Way, St. Louis, MO	63121
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number including area code: 314-996-0900

No change since last report

(Former Name or Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02	Results of Operations and Financial Condition

On July 29, 2013, Express Scripts Holding Company (the “Company” or “Express Scripts”) issued a press release with respect to, among other things, its results of operations for the period ended June 30, 2013 and guidance for fiscal 2013. The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On July 29, 2013, Express Scripts also announced that it is initiating a Chief Financial Officer transition process. As part of that transition, Jeff Hall will no longer serve in the role of Executive Vice President and Chief Financial Officer of the Company, effective as of July 30, 2013. Mr. Hall will continue his employment with the Company in a different role through September 1, 2013 in order to facilitate a smooth and orderly transition. The Company has commenced a search for a permanent successor as Chief Financial Officer and will make an announcement once a successor is appointed.

Express Scripts also announced that effective July 30, 2013, Matthew Harper will serve as the Company’s interim Chief Financial Officer until such time as the Board has appointed a permanent successor to Mr. Hall. Mr. Harper, 44, joined the Company in 2000 and has served as Vice President over financial planning and analysis since April 2013. Previously, Mr. Harper served in a variety of roles with the Company, including Vice President over treasury operations from 2004 until April 2013. Mr. Harper will continue in his current role as a Vice President of the Company while serving as interim Chief Financial Officer.

Item 7.01	Regulation FD Disclosure

The press release referred to under Item 2.02 and attached hereto as Exhibit 99.1 contains information relating to the Chief Financial Officer transition process disclosed under Item 5.02.

The information contained in this Current Report on Form 8-K under Items 2.02 and 7.01, including the accompanying Exhibit 99.1, is being furnished pursuant to Item 2.02 and Item 7.01 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section. The information contained in this Current Report on Form 8-K under Items 2.02 and 7.01, including the accompanying Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof, except as shall be expressly set forth by specific reference in such a filing.

Item 9.01	Financial Statements and Exhibits

The following Exhibits are furnished as part of this Current Report on Form 8-K:

Exhibit 99.1	Press Release, dated July 29, 2013.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EXPRESS SCRIPTS HOLDING COMPANY

Date: July 29, 2013	By:	/s/ Keith J. Ebling
Keith J. Ebling Executive Vice President and General Counsel